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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): MARCH 21, 2005



                              COMPUWARE CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                        Commission File Number: 000-20900


                   MICHIGAN                                 38-2007430
      (State or other jurisdiction of                    (I.R.S. Employer
       incorporation or organization)                   Identification No.)

               ONE CAMPUS MARTIUS, DETROIT, MICHIGAN         48226-5099
              (Address of Principal Executive Offices)       (Zip Code)


      (Registrant's telephone number, including area code): (313) 227-7300

                               -----------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/ / Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On March 21, 2005, Compuware Corporation ("Compuware") entered into a definitive Settlement Agreement with International Business Machines Corporation ("IBM") to settle all of the outstanding litigation and related disputes among the parties in Michigan and New York, which includes the following cases:
Compuware Corp. v. Int'l Bus. Mach. Corp., No. 02-70906 (E.D. Mich. filed March 12, 2002); Compuware Corp. v. Int'l Bus. Mach. Corp., No. 02-70906 (E.D. Mich. filed March 12, 2002); Compuware Corp. v. Int'l Bus. Mach. Corp., No. 02-72752 (E.D. Mich. filed July 3, 2002); and Int'l Bus. Mach. Corp. v. Compuware Corp., No. 04-CV-000357 (CM)(LMS)(S.D.N.Y. filed January 15, 2004).

         Pursuant to the terms of the Settlement Agreement:

         1) IBM will pay a minimum of $140 million over four years for licenses to Compuware software products and maintenance of Compuware software products, and will offer to purchase a minimum of $260 million of Compuware services over four years. These commitments are as follows:

                                               LICENSES AND MAINTENANCE                    SERVICES
                                               ------------------------                    --------
                  3/21/05 - 3/31/06               $20 million                            $40 million
                  4/1/06 - 3/31/07                $40 million                            $60 million
                  4/1/07 - 3/31/08                $40 million                            $80 million
                  4/1/08 - 3/31/09                $40 million                            $80 million
                                                  -----------                            -----------
                                       Total      $140 million                           $260 million

         2) IBM and Compuware have entered into an irrevocable, perpetual patent cross-licensing agreement, covering patents related to both companies' businesses currently issued or issuing on or prior to March 21, 2009; and
         3) The parties have agreed to dismiss all claims in the above litigation with prejudice and have granted mutual releases.

         At this time, Compuware believes that the impact, if any, of the settlement on Compuware's fourth quarter 2005 results will be insignificant.

         A copy of the Settlement Agreement is attached as Exhibit 10.95 and is incorporated herein by reference. A copy of the press release dated March 22, 2005 announcing the execution of the Settlement Agreement is attached as Exhibit 99.1.

Forward-Looking Statements

         Certain statements in this Current Report on Form 8-K, including but not limited to statements set forth in the attached press release, may constitute forward-looking statements. These forward looking statements involve a number of known and unknown risks, uncertainties and other factors that may cause such forward-looking statements not to be realized and that could cause actual results to differ materially from Compuware's expectations in these statements. For more information about other risks that could affect the forward-looking statements herein, please see Compuware's most recent quarterly report on Form 10-Q, annual report on Form 10-K and other filings made with the Securities and Exchange Commission. Compuware expressly disclaims any obligation to release publicly any


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updates or revisions to any forward-looking statements to reflect any changes in expectations, or any change in events or circumstances on which those statements are based, unless otherwise required by law.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

                  10.95 Settlement Agreement dated March 21, 2005 by and among Compuware Corporation and International Business Machines Corporation.

                  99.1       Press Release, dated March 22, 2005.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         COMPUWARE CORPORATION


Date: March 22, 2005                     By:   /s/ Laura L. Fournier
                                               ------------------------
                                               Laura L. Fournier
                                               Senior Vice President
                                               Chief Financial Officer



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                                INDEX OF EXHIBITS


           EXHIBIT NO.                             DESCRIPTION
           -----------                             -----------
               10.95         Settlement Agreement dated March 21, 2005 by and among Compuware Corporation and International Business Machines Corporation.

                99.1         Press Release, dated March 22, 2005.